Long-term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt [Abstract]
Long-term Debt

10. Long-term Debt

Long-term debt as of December 31, 2011 and 2010 was as follows:

	December 31, 2011	December 31, 2010
Term loan, net of unamortized discount of $7,138 and $16,126	$168,733	$283,124
Borrowings under credit facility	59,357	—
2.75% convertible senior notes, net	—	58,675
6.5% senior convertible notes, net	32,050	32,050
Capital lease obligations	6,464	11,107
Other obligations	2,190	2,972

Total debt	268,794	387,928
Less: current portion	(34,441)	(76,960)

Long-term debt, net	$234,353	$310,968

2010 Credit Facility

The Company entered into a new credit agreement dated June 30, 2010 (the “2010 Credit Agreement”), among Willbros United States Holdings, Inc. (“WUSH”), a subsidiary of the Company (formerly known as Willbros USA, Inc.) as borrower, the Company and certain of its subsidiaries, as Guarantors, the lenders from time to time party thereto (the “Lenders”), Crédit Agricole Corporate and Investment Bank (“Crédit Agricole”), as Administrative Agent, Collateral Agent, Issuing Bank, Revolving Credit Facility Sole Lead Arranger, Sole Bookrunner and Participating Lender, UBS Securities LLC (“UBS”), as Syndication Agent, Natixis, The Bank of Nova Scotia and Capital One, N.A., as Co-Documentation Agents, and Crédit Agricole and UBS as Term Loan Facility Joint Lead Arrangers and Joint Bookrunners. The 2010 Credit Agreement consists of a four year, $300,000 term loan facility (“Term Loan”) maturing in July 2014 and a three year revolving credit facility of $175,000 maturing in July 2013 (the “Revolving Credit Facility” or the “2010 Credit Facility”) and replaced the Company’s existing three-year $150,000 senior secured credit facility, which was scheduled to expire in November 2010. The proceeds from the Term Loan were used to pay part of the cash portion of the merger consideration payable in connection with the Company’s acquisition of InfrastruX.

The initial aggregate amount of commitments for the Revolving Credit Facility totaled $175,000. An accordion feature permits the Company to increase the size of the facility by up to $75,000, subject to the agreement of each of the Lenders who participate in the increased commitment and only if the total leverage ratio, on a pro forma basis, after giving effect to the commitment increase, will not exceed 2.75 to 1.00 and the Company is in compliance with certain other terms of the Revolving Credit Facility. The Revolving Credit Facility is available for letters of credit and for revolving loans, which may be used for working capital and general corporate purposes. The Company is able to utilize 100 percent of the Revolving Credit Facility to obtain letters of credit and will have a sublimit of $150,000 for revolving loans.

On March 4, 2011, the 2010 Credit Agreement was amended to allow the Company to make certain dispositions of equipment, real estate and business units. In most cases, proceeds from these dispositions would be required to pay-down the existing Term Loan made pursuant to the 2010 Credit Agreement. Financial covenants and associated definitions, such as Consolidated EBITDA, were also amended to permit the Company to carry out its business plan and to clarify the treatment of certain items. Further, the Company has agreed to limit its revolver borrowings to $25,000, with the exception of proceeds from revolving borrowings used to make any payments in respect of both the 2.75% Convertible Senior Notes (the “2.75% Notes”) and the 6.5% Senior Convertible Notes (the “6.5% Notes”), until its maximum total leverage ratio is 3.00 to 1.00 or less. This amendment does not change the limit on obtaining letters of credit. The amendment also modifies the definition of Excess Cash Flow to include proceeds from the TransCanada Pipelines, Ltd. (“TransCanada”) arbitration, which required the Company to use a portion of such proceeds to further pay-down the existing Term Loan. For prepayments made with Net Debt Proceeds or Equity Issuance Proceeds (as those terms are defined in the 2010 Credit Agreement), the amendment requires a prepayment premium of 4% of the principal amount of the Term Loans to be paid before December 31, 2011 and 1% of the principal amount of the Term Loans to be paid on or after December 31, 2011 but before December 31, 2012. Premiums for prepayments made with proceeds other than Net Debt Proceeds or Equity Issuance Proceeds remain the same as set forth under the 2010 Credit Agreement.

Subsequent to this amendment, on March 15, 2011, the Company borrowed $59,357 under the Revolving Credit Facility to fund the purchase of its 2.75% Notes. These borrowings are included in “Long-term debt” at December 31, 2011.

During the year ended December 31, 2011, the Company made payments of $123,379 against its Term Loan. These payments resulted in the recognition of a $6,304 loss on early extinguishment of debt for the twelve months ended December 31, 2011. These losses represent the write-off of unamortized Original Issue Discount and financing costs inclusive of early payment fees.

Subsequent to the year ended December 31, 2011, the Company made a $30,000 payment against its Term Loan.

Interest payable under the 2010 Credit Agreement is determined by the loan type. Base rate loans require annual interest payments equal to the adjusted base rate plus the applicable margin for base rate loans. The adjusted base rate is equal to the highest of (a) the Prime Rate in effect for such day, (b) the sum of the Federal Funds Effective Rate in effect for such day plus 1/2 of 1.0% per annum, (c) the sum of the Prime, London Inter-Bank Offered Rate (“LIBOR”) or Eurocurrency Rate in effect for such day with a maturity of one month plus 1.0% per annum and (d) with respect to Term Loans only is 3.0% per annum. The applicable margin for base rate loans is 6.50% per annum for Term Loans and a fixed margin based on the Company’s leverage ratio for revolving advances. Eurocurrency rate loans require annual interest payments equal to the Eurocurrency Rate plus the applicable margin for Eurocurrency rate loans. The Eurocurrency Rate is equal to the LIBOR rate in effect for such day, subject to a 2.0% floor for Term Loans only. The applicable margin for Eurocurrency rate loans is 7.50% per annum for Term Loans and a fixed margin based on the Company’s leverage ratio for revolving advances. As of December 31, 2011, the interest rate on the Term Loan (currently a Eurocurrency rate loan) was 9.5%. Interest payments on the Eurocurrency rate loans are payable in arrears on the last day of such interest period, and, in the case of interest periods of greater than three months, on each business day which occurs at three month intervals from the first day of such interest period. Interest payments on base rate loans are payable quarterly in arrears on the last business day of each calendar quarter. Additionally, the Company is required under the terms of the 2010 Credit Agreement to maintain in effect one or more hedging arrangements to fix or otherwise limit the interest cost with respect to at least 50 percent of the aggregate outstanding principal amount of the Term Loan.

The Term Loan was issued at a discount such that the funded portion was equal to 94 percent of the principal amount of the Term Loan. Accordingly, the Company recognized an $18,000 discount on the Term Loan that is being amortized over the four-year term of the Term Loan.

The 2010 Credit Facility is secured by substantially all of the assets of WUSH, the Company and the other Guarantors. The 2010 Credit Agreement prohibits the Company from paying cash dividends on its common stock.

The 2010 Credit Agreement was amended, effective March 29, 2012 to eliminate the Minimum Net Tangible Worth covenant as of December 31, 2011.

The table below sets forth the primary covenants in the 2010 Credit Agreement and the status with respect to these covenants as of December 31, 2011.

	Covenants Requirements(1)	Actual Ratios at December 31, 2011
Maximum Total Leverage Ratio (debt divided by Covenant EBITDA) should be less than:	4.75 to 1	3.63
Minimum Interest Coverage Ratio (Covenant EBITDA divided by interest expense as defined in the 2010 Credit Agreement) should be greater than:	2.00 to 1	2.59

(1)

The Maximum Total Leverage Ratio decreases to 3.75 as of March 31, 2012, 3.50 as of June 30, 2012 and 3.25 as of December 31, 2012. The Minimum Interest Coverage Ratio increases to 2.25 as of March 31, 2012 and 2.75 as of June 30, 2012.

The Maximum Total Leverage Ratio requirement declined to 4.75 to 1 as of December 31, 2011 from 5.00 to 1 at September 30, 2011. Depending on its financial performance, the Company may be required to request amendments, or waivers for the primary covenants, dispose of assets, or obtain refinancing in future periods. There can be no assurance that the Company will be able to obtain amendments or waivers, complete asset sales, or negotiate agreeable refinancing terms should it become needed.

The 2010 Credit Agreement also includes customary affirmative and negative covenants, including:

•	Limitations on capital expenditures (greater of $70,000 or 25% of EBITDA).

•	Limitations on indebtedness.

•	Limitations on liens.

•	Limitations on certain asset sales and dispositions.

•	Limitations on certain acquisitions and asset purchases if certain liquidity levels are not maintained.

A default under the 2010 Credit Agreement may be triggered by events such as a failure to comply with financial covenants or other covenants under the 2010 Credit Agreement; a failure to make payments when due under the 2010 Credit Agreement; a failure to make payments when due in respect of, or a failure to perform obligations relating to, debt obligations in excess of $15,000; a change of control of the Company; and certain insolvency proceedings. A default under the 2010 Credit Agreement would permit Crédit Agricole and the lenders to terminate their commitment to make cash advances or issue letters of credit, require the immediate repayment of any outstanding cash advances with interest and require the cash collateralization of outstanding letter of credit obligations. As of December 31, 2011, the Company was in compliance with all covenants under the 2010 Credit Agreement.

In addition, any “material adverse change” could restrict the Company’s ability to borrow under the 2010 Credit Agreement and could also be deemed an event of default under the 2010 Credit Agreement. A “material adverse change” is defined as a change in the Company’s business, results of operations, properties or condition that could reasonably be expected to have a material adverse effect, as defined in the 2010 Credit Agreement.

Incurred unamortized debt issue costs associated with the 2010 Credit Agreement are $9,427 as of December 31, 2011. These debt issue costs are included in “Other assets” at December 31, 2011. These costs will be amortized to interest expense over the three- and four-year terms of the Revolving Credit Facility and Term Loan, respectively.

6.5% Senior Convertible Notes

In December 2005, the Company completed a private placement of $65,000 aggregate principal amount of its 6.5% Notes, pursuant to a purchase agreement (the “Purchase Agreement”). During the first quarter of 2006, the initial purchasers of the 6.5% Notes exercised their options to purchase an additional $19,500 aggregate principal amount of the 6.5% Notes. The primary offering and the purchase option of the 6.5% Notes totaled $84,500.

The 6.5% Notes are governed by an indenture by and among the Company, as issuer, WUSH, as guarantor, and Bank of Texas, N.A. (as successor to the original trustee), as Trustee (the “Indenture”), and were issued under the Purchase Agreement by and among the Company and the initial purchasers of the 6.5% Notes (the “Purchasers”), in a transaction exempt from the registration requirements of the Securities Act. The 6.5% Notes are convertible into shares of the Company’s common stock at a conversion rate of 56.9606 shares of common stock per $1,000 principal amount of notes representing a conversion price of approximately $17.56 per share. If all notes had been converted to common stock at December 31, 2011, 1,825,587 shares would have been issuable based on the principal amount of the 6.5% Notes that remain outstanding, subject to adjustment in certain circumstances. The 6.5% Notes are general senior unsecured obligations. Interest is due semi-annually on June 15 and December 15.

The 6.5% Notes mature on December 15, 2012 unless the notes are repurchased or converted earlier. The Company does not have the right to redeem the 6.5% Notes prior to maturity. Upon maturity, the principal amount plus the accrued interest through the day prior to the maturity date is payable only in cash. The 6.5% Notes remain outstanding as of December 31, 2011 and continue to be subject to the terms and conditions of the Indenture governing the 6.5% Notes. An aggregate principal amount of $32,050 remains outstanding (net of $0 discount) and has been classified as current and included within “Notes payable and current portion of other long-term debt” on the Consolidated Balance Sheet at December 31, 2011. The holders of the 6.5% Notes have the right to require the Company to purchase the 6.5% Notes for cash upon the occurrence of a Fundamental Change, as defined in the Indenture. In addition to the amounts described above, the Company will be required to pay a “make-whole premium” to the holders of the 6.5% Notes who elect to convert their notes into the Company’s common stock in connection with a Fundamental Change. The make-whole premium is payable in additional shares of common stock and is calculated based on a formula with the premium ranging from 0.0 percent to 28.0 percent depending on when the Fundamental Change occurs and the price of the Company’s stock at the time the Fundamental Change occurs.

Upon conversion of the 6.5% Notes, the Company has the right to deliver, in lieu of shares of its common stock, cash or a combination of cash and shares of its common stock. Under the Indenture, the Company is required to notify holders of the 6.5% Notes of its method for settling the principal amount of the 6.5% Notes upon conversion. This notification, once provided, is irrevocable and legally binding upon the Company with regard to any conversion of the 6.5% Notes. On March 21, 2006, the Company notified holders of the 6.5% Notes of its election to satisfy its conversion obligation with respect to the principal amount of any 6.5% Notes surrendered for conversion by paying the holders of such surrendered 6.5% Notes 100 percent of the principal conversion obligation in the form of common stock of the Company. Until the 6.5% Notes are surrendered for conversion, the Company will not be required to notify holders of its method for settling the excess amount of the conversion obligation relating to the amount of the conversion value above the principal amount, if any. In the event of a default of $10,000 or more on any credit agreement, including the 2010 Credit Facility, a corresponding event of default would result under the 6.5% Notes.

On March 10, 2010, the Company entered into Consent Agreements (the “Consent Agreements”) with Highbridge International LLC, Whitebox Combined Partners, LP, Whitebox Convertible Arbitrage Partners, LP, IAM Mini-Fund 14 Limited, HFR Combined Master Trust and Wolverine Convertible Arbitrage Trading Limited (the “Consenting Holders”), who collectively held a majority of the $32,050 in aggregate principal amount outstanding of the 6.5% Notes. Pursuant to the Consent Agreements, the Consenting Holders consented to modifications and amendments to the Indenture substantially in the form and substance set forth in a third supplemental indenture (the “Third Supplemental Indenture”) to the indenture for the 6.5% Notes. The Third Supplemental Indenture initially provided, among other things, for an amendment to Section 6.13 of the Indenture so that certain restrictions on the Company’s ability to incur indebtedness would not be applicable to the borrowing by the Company of an amount not to exceed $300,000 under a new credit facility to be entered into in connection with the acquisition of InfrastruX.

On May 10, 2010, the Company entered into an Amendment to Consent Agreement (the “Amendment”) with the Consenting Holders. Pursuant to the Amendment, the Consenting Holders consented to modifications to the Third Supplemental Indenture to clarify that certain restrictions on the Company’s ability to incur indebtedness would not be applicable to certain borrowings by the Company to acquire InfrastruX regardless of whether the borrowing consisted of a term loan under a new credit agreement, a new series of notes or bonds or a combination thereof.

On September 16, 2011, following receipt of the requisite consents of the holders of the 6.5% Notes, the Company entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to the Indenture for the 6.5% Notes. The Fourth Supplemental Indenture amends Section 6.13 of the Indenture to change the Maximum Total Leverage Ratio from 4.00 to 1.00 to 6.00 to 1.00 during the fiscal quarter ending December 31, 2011, 5.50 to 1.00 during the fiscal quarter ending March 31, 2012, 3.75 to 1.00 during the fiscal quarter ending June 30, 2012 and 3.50 to 1.00 during the fiscal quarters ending September 30, 2012 and December 31, 2012. The Fourth Supplemental Indenture is a debt incurrence test and the calculation of the Maximum Total Leverage Ratio mirrors the calculation in the 2010 Credit Agreement. In addition, the Fourth Supplemental Indenture conforms the definition of Consolidated EBITDA in the Indenture to the definition of Consolidated EBITDA in the 2010 Credit Agreement. Depending on its financial performance, the Company may be required to request amendments, or waivers for the debt incurrence covenant under the Indenture, dispose of assets, or obtain refinancing in future periods. There can be no assurance that the Company will be able to obtain amendments or waivers, complete asset sales, or negotiate agreeable refinancing terms should it become needed.

The Company is required to separately account for the debt and equity components of the 6.5% Notes in a manner that reflects its nonconvertible debt-borrowing rate at the time of issuance. The difference between the fair value and the principal amount was recorded as a debt discount and as a component of equity. The debt discount was fully amortized in 2010 and as such, the carrying amount of the 6.5% Notes was $32,050 at both December 31, 2011 and December 31, 2010.

The amount of interest expense recognized and effective interest rate related to this debt for the years ended December 31, 2011, 2010 and 2009 were as follows:

	Year Ended December 31,
	2011	2010	2009
Contractual coupon interest	$2,083	$2,083	$2,083
Amortization of discount	—	600	552

Interest expense	$2,083	$2,683	$2,635

Effective interest rate	6.50%	8.46%	8.46%

2.75% Convertible Senior Notes

In 2004, the Company completed a primary offering of $60,000 of the 2.75% Notes. In addition, the initial purchasers of the 2.75% Notes exercised their option to purchase an additional $10,000 aggregate principal amount of the 2.75% Notes. The primary offering and purchase option of the 2.75% Notes totaled $70,000. The holders of the 2.75% Notes had the right to require the Company to purchase the 2.75% Notes, including unpaid interest, on March 15, 2011, 2014, and 2019 or upon a change of control related event. On March 15, 2011, the holders exercised their right and the Company made a cash payment of $59,357 to the holders, which included $332 of unpaid interest. In order to fund the purchase, the Company borrowed $59,357 under the Revolving Credit Facility. The 2.75% Notes were general senior unsecured obligations. Interest was paid semi-annually on March 15 and September 15. The 2.75% Notes would have matured on March 15, 2024 if the notes had not been repurchased earlier. Upon maturity, the principal amount plus the accrued interest through the day prior to the maturity date was payable only in cash.

The amount of interest expense recognized and effective interest rate related to this debt for the years ended December 31, 2011, 2010 and 2009 were as follows:

	Year Ended December 31,
	2011	2010	2009
Contractual coupon interest	$—	$1,632	$1,632
Amortization of discount	—	2,604	2,419

Interest expense	$—	$4,236	$4,051

Effective interest rate	N/A	7.40%	7.40%

Capital Leases

The Company has entered into multiple capital lease agreements to acquire various construction and transportation equipment which have a weighted average of interest paid of 6.9 percent. Assets held under capital leases at December 31, 2011 and 2010 are summarized below:

	December 31,
	2011	2010
Construction equipment	$3,615	$13,706
Transportation equipment	3,683	9,630
Furniture and equipment	3,562	1,885

Total assets held under capital lease	10,860	25,221
Less: accumulated depreciation	(5,169)	(10,733)

Net assets under capital lease	$5,691	$14,488

The following are the minimum lease payments for assets financed under capital lease arrangements as of December 31, 2011 and for each of the next five years and thereafter:

Fiscal year:
2012	$3,223
2013	1,624
2014	1,052
2015	1,003
2016	480
Thereafter	—

Total minimum lease payments under capital lease obligations	7,382
Less: future interest expense	(918)

Net minimum lease payments under capital leases obligations	6,464
Less: current portion of net minimum lease payments	(2,818)

Long-term net minimum lease payments	$3,646

Maturities

The principal amounts due under our long-term debt obligations as of December 31, 2011 for each of the next five years and thereafter is as follows:

Fiscal year:
2012	$32,050
2013	59,357
2014	175,871
2015	—
2016	—
Thereafter	—

$267,278

Other Obligations

The Company has unsecured credit facilities with banks in certain countries outside the United States. Borrowings in the form of short-term notes and overdrafts are made at competitive local interest rates. Generally, each line is available only for borrowings related to operations in a specific country. Credit available under these facilities is approximately $6,381 at December 31, 2011. There were no outstanding borrowings made under these facilities at December 31, 2011 or 2010.